Investor Presentation Janney CEO Forum February 4-5, 2026 James J. Kim Community West Bancshares, Chief Executive Officer Community West Bank, President & Chief Executive Officer Martin E. Plourd Community West Bancshares, President Shannon R. Livingston Community West Bancshares and Bank Executive Vice President, Chief Financial Officer Jeff M. Martin Community West Bank Executive Vice President, Chief Banking Officer

Forward-Looking Statements 2 Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to: current and future business, economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values and overall slowdowns in economic growth should these events occur; economic uncertainty attributable to the imposition of tariffs by the Trump administration; inflationary pressures and changes in the interest rate environment that reduce our margins and yields, the fair value of financial instruments or our level of loan originations, or increase the level of defaults, losses and prepayments on loans we have made and make, whether held in the portfolio or in the secondary market; effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Federal Open Market Committee of the Federal Reserve Board; geopolitical and domestic political developments that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, and increase the volatility of financial markets; changes in the level of nonperforming assets and charge offs and other credit quality measures, and their impact on the adequacy of our allowance for credit losses and our provision for credit losses; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers, and the success of construction projects that we finance; our ability to achieve loan growth and attract deposits in our market area, the impact of the cost of deposits and our ability to retain deposits; liquidity issues, including fluctuations in the fair value and liquidity of the securities we hold for sale and our ability to raise additional capital, if necessary; continued or increasing competition from other financial institutions, credit unions, and non-bank financial services companies, many of which are subject to different regulations than we are; challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services; restraints on the ability of Community West Bank to pay dividends to us, which could limit our liquidity; increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all; inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance; changes in our management personnel or our inability to retain, motivate and hire qualified management personnel; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; natural disasters, such as earthquakes, drought, pandemic diseases (such as the coronavirus) or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; compliance with governmental and regulatory requirements, relating to banking, consumer protection, securities and tax matters and changes in those requirements made by the Trump administration; Community West Bancshares will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. (continued) the possibility that any of the anticipated benefits of our proposed acquisition (the “Merger”) of United Security Bancshares (the “Target”) will not be realized or will not be realized within the expected time period; the risk that integration of the Target’s operations with ours will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing of the proposed Merger; changes to tax legislation and their potential effects on the accounting for the Merger; the inability to complete the proposed Merger due to the failure of the Target’s shareholders to adopt the agreement pursuant to which we would acquire the Target (the “Merger Agreement”), or the failure of our shareholders to adopt the Merger Agreement and to approve the issuance of our common stock in connection with the Merger; the failure to satisfy other conditions to completion of the proposed Merger, including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the proposed Merger on our, the Target’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by our issuance of additional shares of our common stock in connection with the Merger; and our ability to the manage the foregoing. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this report. Because of these risks and other uncertainties, our actual future results, performance or achievement, or industry results, may be materially different from the results indicated by the forward looking statements in this report. In addition, our past results of operations are not necessarily indicative of our future results. You should not rely on any forward looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Further information on other factors that could affect the financial results of the Company are included in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission (“SEC”). These documents are available free of charge at the SEC website at http://www.sec.gov.

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Integrity Caring Inclusivity 3

5 Executive Officers

7 NASDAQ Symbol CWBC Market Capitalization $431.2 Million Institutional Ownership 53% Insider Ownership 12% Total Assets $3.7 Billion Headquarters Fresno, CA # of Banking Centers 26 Year Established 1980 Strategic Footprint Central California As of December 31, 2025 Overview

8 2025 2024 2023 Total Assets $3.69 Billion $3.52 Billion $2.43 Billion Net Income $38.17 Million $7.67 Million $25.54 Million Diluted EPS $2.00 $0.45 $2.17 Net Interest Margin 4.15% 3.76% 3.58% ROAA 1.07% 0.24% 1.04% ROAE 9.92% 2.42% 13.81% Cash Dividends per share $0.48 $0.48 $0.48 Total Loan Yield 6.68% 6.58% 5.53% Total Cost of Deposits 1.41% 1.53% 0.72% NPAs to Total Assets 0.19% 0.18% 0.00% Leverage Capital Ratio 9.80% 9.17% 9.18% Common Equity Tier 1 Ratio 11.56% 11.15% 12.78% Tier 1 Risk Based Capital Ratio 11.73% 11.33% 13.07% Total Risk Based Capital Ratio 13.97% 13.58% 16.08% Financial Highlights

9 Financial Highlights – Fourth Quarter & YTD 2025

Attractive Investment Opportunity Based on stock price as of December 31, 2025 Source: NASDAQ Monthly Closing Price Data 11 10 YR CAGR = 5.86% Dividend Yield – 2.25% 0 5 10 15 20 25 30 12/1/2015 12/1/2016 12/1/2017 12/1/2018 12/1/2019 12/1/2020 12/1/2021 12/1/2022 12/1/2023 12/1/2024 12/1/2025 P ri ce CWBC Stock Price

Quarterly Performance Merger with Community West as of 4/1/2024 Merger with Community West as of 4/1/2024 Merger with Community West as of 4/1/2024 12 0.61 (0.73) 0.38 0.78 0.94 0.88 1.21 1.23 -1 -1 0 1 1 2 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025R O A A P e rc en t ROAA ROAA 7.08 (7.51) 3.84 7.55 8.97 8.30 11.25 11.03 (10.00) (5.00) - 5.00 10.00 15.00 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025R O A A P e rc e nt ROAE ROAE 3,676 (6,290) 3,385 6,895 8,293 7,832 10,873 11,170 -8,000 -6,000 -4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 T ho u sa nd s Net Income Net Income

20,347 28,401 26,645 25,536 7,666 38,168 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2020 2021 2022 2023 2024 2025 T ho u sa nd s Net Income Net Income Annual Performance Merger with Community West as of 4/1/2024 13 Merger with Community West as of 4/1/2024 Merger with Community West as of 4/1/2024 1.11 1.25 1.09 1.04 0.24 1.07 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 2020 2021 2022 2023 2024 2025 R O A A P e rc en t ROAA ROAA 8.85 11.50 14.25 13.81 2.42 9.92 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2020 2021 2022 2023 2024 2025 R O A A P e rc en t ROAE ROAE

19,073 29,057 30,214 32,024 32,182 33,304 34,944 35,749 3.42 3.65 3.69 3.95 4.04 4.10 4.20 4.24 3.00 3.20 3.40 3.60 3.80 4.00 4.20 4.40 4.60 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 T ho us an d s Net Interest Income and Net Interest Margin Net Interest Income Net Interest Margin Growing Earnings Power - Quarterly Merger with Community West as of 4/1/2024 14

Growing Earnings Power - Annual Merger with Community West as of 4/1/2024 15 64,423 72,554 79,566 82,429 110,367 136,180 3.52 3.58 3.76 4.04 4.07 4.12 3.00 3.20 3.40 3.60 3.80 4.00 4.20 4.40 4.60 5,000 25,000 45,000 65,000 85,000 105,000 125,000 145,000 2020 2021 2022 2023 2024 2025 T ho u sa nd s Net Interest Income and Net Interest Margin Net Interest Income Net Interest Margin

Loans 17 2,278,313 2,302,768 2,327,832 2,364,456 2,410,272 2,475,184 6.53 6.61 6.69 6.71 6.65 6.66 6.20 6.40 6.60 6.80 7.00 2,100,000 2,200,000 2,300,000 2,400,000 2,500,000 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 T ho u sa nd s Quarterly Average Loans and Yield on Loans Average Loans Yield on Loans 1,053,450 1,067,316 1,133,641 1,263,226 1,978,386 2,367,824 4.94 5.07 4.93 5.53 6.58 6.68 0.00 2.00 4.00 6.00 8.00 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2020 2021 2022 2023 2024 2025 YTD T ho u sa nd s Annual Average Loans and Yield on Loans Average Loans Yield on Loans

Loan Composition 18 Commercial & Industrial, 6% Agriculture Production & Land, 7% Owner Occupied Real Estate, 15% Construction & other land loans, 3% Non-Owner Occupied Commerical Real Estate, 39% Multi-family residential, 8% 1-4 family, 6% Manufactured housing, 13% Other consumer, 4% As of December 31, 2025 Excludes Deferred Loan Fees Total Gross Loans = $2.54 Billion

Strong Credit Quality 19 0 2,806 3,250 6,461 6,936 6,769 7,072 6,955 1.14 1.11 1.08 1.11 1.11 1.20 1.21 1.18 0.30 0.50 0.70 0.90 1.10 1.30 1.50 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 P e rc e nt T ho us a nd s Non-Performing Assets & Allowance for Loan Losses Non Performing Assets ALLL/Loans

Low Levels of Criticized and Classified Assets 20 5,595 25,576 28,799 17,384 17,209 19,706 24,926 54,155 0.43 1.13 1.25 0.74 0.73 0.82 1.02 2.13 - 1.00 2.00 3.00 4.00 5.00 6.00 - 20,000 40,000 60,000 80,000 100,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 P e rc e nt T ho us a nd s Special Mention Loans Special Mention Loans SM Loans/Gross Loans 18,968 39,647 39,637 44,294 47,605 59,073 67,070 78,796 1.47 1.76 1.73 1.90 2.03 2.46 2.74 3.10 - 1.00 2.00 3.00 4.00 5.00 6.00 - 20,000 40,000 60,000 80,000 100,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 P e rc e nt T ho us a nd s Substandard Loans Substandard Loans Sub Loans/Gross Loans

Deposits 22 2,934,951 2,904,868 2,906,477 2,962,832 3,070,299 3,114,530 1.70 1.50 1.43 1.42 1.41 1.40 1.20 1.30 1.40 1.50 1.60 1.70 1.80 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2,600,000 2,700,000 2,800,000 2,900,000 3,000,000 3,100,000 3,200,000 Quarterly Average Total Deposits And Cost of Deposits Average Deposits Cost of Deposits 1,568,194 1,974,576 2,156,092 2,155,241 2,655,928 3,014,532 0.09 0.05 0.06 0.72 1.53 1.41 0.00 0.50 1.00 1.50 2.00 2020 2021 2022 2023 2024 2025 YTD 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 Annual Average Total Deposits And Cost of Deposits Average Deposits Cost of Deposits

Deposits 23 Non-Interest Bearing 34% Now/Savings 22% Money Market 28% TCDs 16% As of December 31, 2025 Total Deposits = $3.1 Billion

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